PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2014
Property and Equipment, Net

	December 31,
	2014	2013
Cost:
Computers and peripheral equipment	$48,159	$48,252
Office furniture and equipment	6,636	6,324
Building	39,935	35,538
Leasehold improvements	7,977	7,160

	102,707	97,274
Accumulated depreciation	61,158	59,283

Property and equipment, net	$41,549	$37,991